GOLDMAN SACHS TRUST

Domestic Equity Insights Funds

Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares (as applicable) of the

Goldman Sachs Large Cap Growth Insights Fund

Goldman Sachs Large Cap Value Insights Fund

Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Small Cap Growth Insights Fund

Goldman Sachs Small Cap Value Insights Fund

Goldman Sachs U.S. Equity Insights Fund

(the “Funds”)

Supplement dated February 5, 2016 to the

Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”),

dated July 31, 2015, as supplemented to date

Ron Hua, Chief Investment Officer of Equity Alpha Strategies for the Quantitative Investment Strategies Team, has announced his intention to retire from Goldman Sachs Asset Management, L.P. As such, Mr. Hua will no longer have portfolio management responsibilities with respect to the Funds.

Accordingly, effective immediately, all references to Ron Hua are removed from the Prospectus and SAI in their entirety.

In addition, the following is inserted following the table under the Quantitative Investment Strategies (“QIS”) Team in the “Service Providers—Fund Managers” section of the Prospectus:

Armen Avanessians is the Chief Investment Officer of GSAM’s QIS team, overseeing research, portfolio management and implementation for all QIS investment strategies globally. In this capacity, Mr. Avanessians is responsible for high-level decisions pertaining to portfolios across the QIS platform spanning both quantitative alpha strategies (long-only equity and macro) as well as advanced beta strategies (hedge fund betas, smart beta, customized beta and tax-efficient portfolios).

The QIS platform is organized into a series of specialist portfolio management teams which focus on generating and implementing investment ideas within their area of expertise. Investment decisions are made by these portfolio management teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolios resides with the senior portfolio managers dedicated to each QIS investment strategy, who oversee their respective research, portfolio management, and implementation processes.

This Supplement should be retained with your Prospectus and SAI for future reference.

DOMINSPMSTK 02-16